--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  September 30, 1997
                        (Date of earliest event reported)


                            ACTIVE VOICE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Washington                 0-22804                91-1235111
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)         Identification No.)



            2901 Third Avenue
           Seattle, Washington                                 98121
(Address of Principal Executive Offices)                    (Zip Code)



                                 (206) 441-4700
              (Registrant's telephone number, including area code)






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

     News release dated October 2, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:

               20.  Press release dated October 2, 1997





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  October 17, 1997

                              ACTIVE VOICE CORPORATION



                              By /s/ Jose S. David
                                 ------------------------------------------
                                 Jose S. David, Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         EXHIBIT

20             Press release dated October 2, 1997